Exhibit 10.41

Rosenthal & Rosenthal

August 24, 2023

JP Outfitters, LLC

11 11 Brickell Avenue Suite 1300

Miami, FL 33131

TA Outfitters, LLC

5345 Creek Road

Blue Ash, OH 45242

Ladies and Gentlemen:

Reference is made to the Financing Agreement entered into between us and each of you dated June 11, 2019. as amended or supplemented (the “Financing Agreement”). This letter confirms our agreement that the Financing Agreement shall terminate effective as of November 15, 2023, otherwise in accordance with its terms, including specifically. but not limited to, those provisions set forth in Section 10 of the Financing Agreement. In consideration of the foregoing, on October 1, 2023 we will charge to your account with us, $9,375 representing a pro-rated facility fee for such partial period.

This letter is without waiver of any of the terms or our rights under the Financing Agreement, including our right to send you such a termination notice at any time.

Very Truly Yours,
Rosenthal & Rosenthal

By:
Name:	Thomas D. Lauria
Title:	Executive Vice President

Agreed:

JP Outfitters, Inc.

By:
Name:	Sam Chung
Title:	CFO/Director

TA Outfitters, LLC

By:
Name:	Arnold Cohen
Title:	MD/CEO